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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 5, 2001



                               POET HOLDINGS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                               333-87267                              94-3221778
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(STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)
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                            999 BAKER WAY, SUITE 200
                           SAN MATEO, CALIFORNIA 94404
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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (650) 286-4640

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

     On April 5, 2001, POET Holdings, Inc. issued a press release (which is incorporated by reference and filed as Exhibit 99.1 hereto) announcing its preliminary revenue results for the quarter ended March 31, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                99.1     Text of press release dated April 5, 2001.



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       POET HOLDINGS, INC.
                                       a Delaware corporation

Dated:  April 5, 2001                  By: /s/ Jerry Wong
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                                           Jerry Wong
                                           Assistant Secretary and Vice
                                           President of Finance


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                                  EXHIBIT INDEX

Exhibit Number    Description
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        99.1      Text of press release dated April 5, 2001.



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